Supplement Dated July 12, 2017
To The Prospectus Dated April 24, 2017

Jackson Variable Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the changes may apply to your variable annuity product(s).

Effective September 25, 2017, the JNL/DFA U.S. Micro Cap Fund, in conjunction with certain investment strategy and fund name changes mentioned below, will be adopting a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its assets in securities of U.S. small-capitalization companies.

Investment Strategy and Name Change for JNL/DFA U.S. Micro Cap Fund

On May 24-25, 2017, the Board of Trustees of the Jackson Variable Series Trust approved a change in investment strategy for JNL/DFA U.S. Micro Cap Fund (the "Fund") and a change in the Fund's name.  The name of the Fund will change to JNL/DFA U.S. Small Cap Fund.  The changes in investment strategy and Fund name are not subject to shareholder approval and are expected to take place on or about September 25, 2017.

This Supplement is dated July 12, 2017.